UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
AMENDMENT TO CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 29, 2008 (February 15, 2008)

SOFTNET TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Former Name of Registrant)

___________________________Nevada_________________________
(State or Other Jurisdiction of Incorporation)

000-07693	73-3035831
(Commission File Number)	(IRS Employer Identification No.)

Woodbridge Corporate Plaza 485 Route 1 South, Building C, Suite 200 Iselin, New Jersey	08830
(Address of Principal Executive Offices)	(Zip Code)

                                             (908) 212-1780
(Registrant’s Telephone Number, Including Area Code)

__________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant

(a)     Dismissal of Previously engaged public accounting firm

Effective April 1, 2008  the  Company  engaged the services of Larry O’Donnell, CPA, P.C. as its new certifying accountant starting with the fiscal year beginning 1/1/2007.  Kramer Weisman and Associates, LLP (“KWA”), our former auditors,  resigned the client-auditor relationship  pursuant to a letter dated  March 27, 2008.   The Company’s Board of Directors voted to hire Larry Donnell, CPA P.C. on March 28, 2008.

As filed with the annual report form 10KSB for the years ended December 31, 2005 and 2006 the Company’s prior auditor Bagell, Josephs, Levine & Company, LLC issued an adverse opinion regarding the company’s ability to continue as a going concern.

The Company has not used the services of the new auditors prior to their appointment.  The Company has not consulted with Larry O’Donnell, CPA, P.C. regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was subject of a disagreement.

During KWA’s tenure as auditors, up to and including the interim report Form 10QSB filed for the quarter ended September 30, 2007 there have been no disagreements with the former accountants on any matter of   accounting principles  or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s),  if not resolved to the satisfaction of  the former accountant   would have caused it  to make  reference to the subject matter through the date of  such resignation, declination or dismissal.

A copy of both KWA’s  and Larry O’Donnell’s letter to the Securities and Exchange Commission,   regarding their  agreement with the foregoing statements are attached to this report as Exhibit.

The Company provided both KWA and Larry O’Donnell  with a copy of the foregoing disclosure.  Attached as Exhibit 16.1 and 16.2 are copies of their letter stating its agreement with such statements.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2008  Dennis Goett resigned as Chief Financial Officer.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

Exhibits

16.1               Letter from Kramer Weisman and Associates, LLP
16.2               Letter from Larry O’Donnell, CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2008

SoftNet Techology Corp.

By:	/s/ James Booth
James Booth
President